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                                                                  EXHIBIT 10.20






September 26, 2000






Alan Rachlin
611 Deerfield Pond Court
Great Falls, VA  22066

Dear Alan:

Reference is made to the resolution of the Board of Directors of Day Runner, Inc., adopted on July 12, 2000, concerning the termination of the Consulting Agreement. By signing below the parties to the Consulting Agreement acknowledge and agree that such agreement is terminated effective as of September 26, 2000.


Sincerely,



John F. Ausura
CEO


Agreed and acknowledged:



Alan R. Rachlin